                                                                    EXHIBIT 99.1

                            Deutsche Bank Securities                  [LOGO]

                                  FHASI 2002-7
                        30 Year Jumbo Fixed Rate Product
                             Collateral Description

--------------------------------------------------------------------------------------------------------
Product                                                 Jumbo 30 year Fixed
Amount                                                         $450,000,000 plus or minus 5%
Settle                                                     October 31, 2002

Gross WAC                                                            6.550% plus or minus 10 bps
WAC Range                                                           250 bps
Servicing Fee                                                        25 bps
WAM                                                                     358 plus or minus 2 mos

Weighted Average LTV                                                  65.0% plus or minus 5%
Average Loan Balance                                               $460,000 plus or minus $25,000

Full/Alt Documentation                                                  90% (min)

SF/PUD                                                                  90% (min)
Primary Residence                                                       90% (min)
Investor Properties                                                      5% (max)

Average FICO                                                            735 plus or minus 15

PMI                                          All Loans greater than 80% LTV

State Concentration                                      Max 40% California

Delivery Variance                                             Plus/Minus 5%

Approximate Subordination (Crossed Subs)                              2.50% plus or minus 50 bps
Expected Rating Agencies                                             2 of 3
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
--------------------------------------------------------------------------------

                            Deutsche Bank Securities                  [LOGO]

                                  FHASI 2002-7
                        15 Year Jumbo Fixed Rate Product
                             Collateral Description

--------------------------------------------------------------------------------------------------------
Product                                                 Jumbo 15 year Fixed
Amount                                                         $100,000,000 plus or minus 5%
Settle                                                     October 31, 2002

Gross WAC                                                            6.050% plus or minus 10 bps
WAC Range                                                           200 bps
Servicing Fee                                                        25 bps
WAM                                                                     178 plus or minus 2 mos

Weighted Average LTV                                                  60.0% plus or minus 5%
Average Loan Balance                                               $475,000 plus or minus $25,000

Full/Alt Documentation                                                  90% (min)

SF/PUD                                                                  90% (min)
Primary Residence                                                       90% (min)
Investor Properties                                                      5% (max)

Average FICO                                                            740 plus or minus 15

PMI                                          All Loans greater than 80% LTV

State Concentration                                      Max 30% California

Delivery Variance                                             Plus/Minus 5%

Approximate Subordination (Crossed Subs)                              2.50% plus or minus 50 bps
Expected Rating Agencies                                              2 of 3
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
--------------------------------------------------------------------------------